Exhibit 10.12

INCREMENTAL FACILITY AGREEMENT

May 9, 2013

Encore Capital Group, Inc.

3111 Camino Del Rio North

Suite 1300

San Diego, California

Attention: Chief Financial Officer

Re: Incremental Facility Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of November 5, 2012, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of the date hereof (as so amended, and as the same may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc. (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, issuing bank and swingline lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. This Incremental Facility Agreement (i) is an “Incremental Facility Amendment” (as defined in the Credit Agreement) and the Credit Agreement is hereby amended in accordance with the terms and conditions herein and (ii) shall be deemed to be a “Loan Document” under the Credit Agreement.

At the request of the Borrower, each of the lenders identified on the signature pages hereto (each, an “Incremental Lender” and collectively, the “Incremental Lenders”) hereby agrees, severally and not jointly, to provide (i) an Incremental Revolving Commitment to the Borrower in the amount set forth opposite such Incremental Lender’s name under the heading “Incremental Revolving Commitment” on Annex I attached hereto (as to each Incremental Lender, the “Incremental Revolving Commitment”) and (ii) a commitment to make Incremental Term Loans to the Borrower in the amount set forth opposite such Incremental Lender’s name under the heading “Incremental DDTL Commitment” on Annex I attached hereto (as to each Incremental Lender, the “Incremental DDTL Commitment” and together with the Incremental Revolving Commitment of such Incremental Lender, the “Incremental Commitments”; the Incremental Commitments, together with the Incremental Term Loans funded pursuant to the Incremental DDTL Commitment and the Incremental Revolving Loans funded pursuant to the Incremental Revolving Commitment, the “Incremental Facility”), which Incremental Term Loans may be made, at the option of the Borrower, in a single Borrowing in a single tranche on any Business Day from the date hereof through the DDTL Commitment Termination Date (defined below) (such period, the “DDTL Commitment Period”); provided that the Borrower shall give the Administrative Agent written notice no later than 11:00 a.m. (Eastern Time) (x) one (1) Business Day prior to the date of the requested Borrowing in the case of a Base Rate Borrowing or (y) three (3) Business Days prior to the date of the requested Borrowing in the case of a Eurodollar Borrowing in substantially the form of Exhibit I attached hereto. Except as expressly provided otherwise herein, the Incremental Facility provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement. As used herein, the “DDTL Commitment Termination Date” shall mean the earliest to occur of (i) the date that is ninety (90) days following the date hereof, (ii) the date that the Incremental DDTL Commitment is permanently reduced to zero or otherwise terminated pursuant to the immediately succeeding paragraph below, (iii) the date on which the Asset Acceptance Acquisition is consummated (and, to the extent the Asset Acceptance Acquisition is to be funded under the Incremental DDTL Commitments, the Incremental Term Loans are drawn on such date) and (iv) the date on which all Incremental Term Loans have been made by the Incremental Lenders to the Borrower.

The Borrower may, upon not less than three (3) Business Days’ prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent (which notice shall be irrevocable), reduce in part the Incremental DDTL Commitment, or terminate the Incremental DDTL Commitment in whole; provided that (i) any partial reduction shall apply to reduce proportionately and permanently the Incremental DDTL Commitment of each Incremental Lender and (ii) any partial reduction shall be in an amount of at least $5,000,000 and any larger multiple of $1,000,000. The Incremental DDTL Commitment will terminate upon the occurrence of any Event of Default in accordance with Section 8.2 of the Credit Agreement.

During the DDTL Commitment Period, the Borrower shall pay to each Incremental Lender holding an Incremental DDTL Commitment a ticking fee (the “DDTL Ticking Fee”) in an amount equal to the Applicable Percentage per annum multiplied by the amount of the Incremental DDTL Commitment of such Incremental Lender outstanding each day, whether or not any borrowing of Incremental Term Loans occurs. The DDTL Ticking Fee shall accrue from the date hereof through and including the DDTL Commitment Termination Date and shall be payable (i) monthly on the last day of each month during the DDTL Commitment Period, beginning on May 31, 2013 and (ii) on the DDTL Commitment Termination Date. The DDTL Ticking Fee shall be in addition to any fees owing by the Borrower pursuant to Section 2.14(b) through (d) of the Credit Agreement.

Each Incremental Lender, the Borrower and the Administrative Agent acknowledges and agrees that the Incremental Revolving Commitment provided pursuant to this Agreement shall constitute a “Revolving Commitment” and any Incremental Term Loan provided pursuant to this Agreement shall constitute a “Term Loan”, in each case for all purposes of the Credit Agreement and the other applicable Loan Documents. Furthermore, each of the parties to this Agreement hereby agrees (i) to the terms set forth on Annex I hereto in respect of the Incremental Facility, (ii) that the Incremental Revolving Commitment, and the Revolving Loans funded thereunder, shall be on the same terms and conditions as the Revolving Commitments and Revolving Loans under the Credit Agreement, (iii) that, except as otherwise expressly set forth herein, the Incremental Term Loans shall be on the same terms and conditions as the Term Loans under the Credit Agreement and (iv) Schedule II-A to the Credit Agreement is hereby amended as reflected under the heading “Incremental Lender Commitments” in Annex I hereto.

Each Incremental Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, in the case of any Incremental Lender that is not an existing Lender, to become a Lender under the Credit Agreement pursuant to a Lender Joinder Agreement substantially in the form attached as Annex II hereto, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iii) irrevocably authorizes the Administrative Agent to take such action on its behalf under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Administrative Agent by the terms thereof and such other powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender and (v) in the case any such Incremental Lender is a Foreign Lender, attaches the forms and/or certificates referred to in Section 2.20(g) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from, or a reduction of, United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Loan Documents.

Upon the date of (i) the execution of a counterpart of this Agreement by each Incremental Lender, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other form of electronic transmission permitted under the Credit Agreement) hereof, (iii) the payment of any fees then earned, due and payable in connection herewith and (iv) the satisfaction (or waiver in writing) of any other conditions precedent set forth in Section 4 of Annex I hereto (such date, the “Agreement Effective Date”), each Incremental Lender (a) shall be obligated to fund Revolving Loans and Incremental Term Loans provided to be made by it, and participate in Letters of Credit and Swingline Loans required to be participated in by it, in each case as provided in this Agreement on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement, and (b) to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.

Each of the Borrower and each Guarantor acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Facility created hereunder and (ii) all such Obligations (including the Incremental Revolving Loans, the Incremental Term Loans and the obligations to pay the DDTL Ticking Fee) shall constitute (and be included in the definition of) “Secured Obligations” under the Credit Agreement and be entitled to the benefits of the respective Collateral Documents and the Guaranty Agreement as, and to the extent, provided in the Credit Agreement and in such other Loan Documents.

Attached hereto as Annex III is the officer’s certificate required pursuant to Section 2.24(a) of the Credit Agreement certifying as to compliance with clauses (i), (ii) and (iii) of such Section and containing the calculations (in reasonable detail) required by such clause (ii) thereof.

The Borrower may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to each Incremental Lender and one copy to the Administrative Agent before the close of business on May 9, 2013. If the Borrower does not so accept this Agreement by such time, the obligations of the Incremental Lenders to provide the Incremental Facility set forth in this Agreement shall be deemed canceled and of no force or effect.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.2 of the Credit Agreement.

THIS AGREEMENT AND THE OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT, IN ANY EVENT, GIVING EFFECT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Pages Follow]

Very truly yours,

Amalgamated Bank, as Lender

By:	/s/ Jackson Eng
Name:	Jackson Eng
Title:	First Vice President

CATHAY BANK, CALIFORNIA BANKING CORPORATION, as Lender

By:	/s/ Shahid Kathrada
Name:	Shahid Kathrada
Title:	Vice President

Chang Hwa Commercial Bank, Ltd., New York Branch, as Lender

By:	/s/ Eric Y.S. Tsai
Name:	Eric Y.S. Tsai
Title:	V.P. & General Manager

Citibank N.A., as Lender

By:	/s/ Rita Raychaudhuri
Name:	Rita Raychaudhuri
Title:	Senior Vice President

Fifth Third Bank, as Lender

By:	/s/ Gregory J Vollmer
Name:	Gregory J Vollmer
Title:	Vice President

Signature Page to

Incremental Facility Agreement

First Bank, as Lender

By:	/s/ Susan J. Pepping
Name:	Susan J. Pepping
Title:	Senior Vice President

FLAGSTAR BANK, as Lender

By:	/s/ Thomas Kuslits
Name:	Thomas Kuslits
Title:	Executive Vice President

ING Capital LLC, as Lender

By:	/s/ Mary Forstner
Name:	Mary Forstner
Title:	Director

ThePrivateBank and Trust Company, as Lender

By:	/s/ Amy Spachner
Name:	Amy Spachner
Title:	Officer

Raymond James Bank, N.A., as Lender

By:	/s/ Kathy Bennett
Name:	Kathy Bennett
Title:	Vice President

RBS CITIZENS, N.A., as Lender

By:	/s/ Megan Livingston
Name:	Megan Livingston
Title:	Vice President

Signature Page to

Incremental Facility Agreement

TORREY PINES BANK, as Lender

By:	/s/ Robert McNamara
Name:	Robert McNamara
Title:	Senior Vice President

Union Bank, as Lender

By:	/s/ Edmund Ozorio
Name:	Edmund Ozorio
Title:	Vice President

Signature Page to

Incremental Facility Agreement

Agreed and Accepted as of the date first written above:

SUNTRUST BANK, as Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/ Peter Wesemeier
Name:	Peter Wesemeier
Title:	Vice President

Signature Page to

Incremental Facility Agreement

Agreed and Accepted as of the date first written above:

ENCORE CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black
	Name:	J. Brandon Black
	Title:	CEO

Signature Page to

Incremental Facility Agreement

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Facility Agreement and to the establishment of the Incremental Facility and the Obligations incurred related thereto.

MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND FUNDING LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING NCC-2 CORPORATION
MIDLAND INTERNATIONAL LLC
MRC RECEIVABLES CORPORATION
PROPEL ACQUISITION, LLC

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

MIDLAND INDIA LLC

By:	/s/ Glen V. Freter
Name:	Glen V. Freter
Title:	Treasurer

Signature Page to

Incremental Facility Agreement

ANNEX I

TERMS AND CONDITIONS FOR

INCREMENTAL FACILITY AGREEMENT

1.	Name of Borrower: Encore Capital Group, Inc., a Delaware limited liability company.

2.	Date upon which Incremental Revolving Commitment is to become effective: May 9, 2013.

3.	Date upon which the Incremental DDTL Commitment is to become effective: May 9, 2013.

4.	Date upon which the Incremental Revolving Loans mature: the Revolving Commitment Termination Date.

5.	Date upon which the Incremental Term Loans mature: Six months from the date of funding of the Incremental Term Loans (the “Funding Date”)

6.	Amortization of Incremental Term Loans: the Incremental Term Loans will amortize in six equal monthly installments, with the first such payment to be made on the date one month after the Funding Date.

7.	Applicable Margin for Incremental Facility (including Incremental Term Loans): Identical to the “Applicable Margin” (as defined in the Credit Agreement) with respect to Revolving Loans (Schedule I-A to the Credit Agreement).

8.	Applicable Percentage for DDTL Ticking Fee: Identical to the “Applicable Percentage” (as defined in the Credit Agreement) with respect to Revolving Loans (Schedule 1-A to the Credit Agreement.

9.	Interest payments: Interest in respect of the Incremental Term Loans shall be due and payable on the same date on which principal in respect of the Incremental Term Loans is due and payable.

10.	Collateral: The Incremental Facility shall be secured by the same Collateral and shall have the same priority as the other Loans under the Credit Agreement.

11.	Use of Proceeds: The Incremental DDTL Commitment, and the proceeds of all the Incremental Term Loans funded thereunder, shall be used solely to pay a portion of purchase price of the Asset Acceptance Acquisition.

12.	Other Conditions Precedent:

(a)	Officer’s Certificate: The Administrative Agent shall have received a certificate signed by a Responsible Officer substantially in the form attached as Annex III;

(b)	Legal Opinion: The Administrative Agent shall have received a favorable written opinion of Pillsbury Winthrop Shaw Pittman LLC addressed to the Administrative Agent and each Incremental Lender covering such matters relating to the Borrower and the transactions contemplated under the Incremental Facility Agreement as the Administrative Agent or Barclays shall reasonably request; and

(c)	Satisfaction of Conditions in Section 3.2: At the time of proposed funding of each Incremental Facility, the conditions precedent set forth in Section 3.2 of the Credit Agreement shall have been satisfied.

Annex I

13.	Incremental Lender Commitments:

Incremental Lender	Incremental Revolving Commitment	Incremental DDTL Commitment	Total Incremental Facilities
RBS Citizens, N.A.	$26,250,000.00	$8,750,000.00	$35,000,000.00
ING Capital, LLC	$18,750,000.00	$6,250,000.00	$25,000,000.00
Flagstar Bank, fsb	$18,750,000.00	$6,250,000.00	$25,000,000.00
The PrivateBank and Trust Company	$18,750,000.00	$6,250,000.00	$25,000,000.00
Torrey Pines Bank	$22,000,000.00	$3,000,000.00	$25,000,000.00
Raymond James Bank, N.A.	$15,000,000.00	$5,000,000.00	$20,000,000.00
Citibank, N.A.	$11,250,000.00	$3,750,000.00	$15,000,000.00
Chang Hwa Commercial Bank, Ltd., New York Branch	$11,250,000.00	$3,750,000.00	$15,000,000.00
Fifth Third Bank	$10,000,000.00	$0	$10,000,000.00
Union Bank	$7,500,000.00	$2,500,000.00	$10,000,000.00
Amalgamated Bank	$3,750,000.00	$1,250,000.00	$5,000,000.00
Cathay Bank, California Banking Corporation	$3,750,000.00	$1,250,000.00	$5,000,000.00
First Bank	$1,875,000.00	$625,000.00	$2,500,000.00

TOTAL	$168,875,000.00	$48,625,000.00	$217,500,000.00

Annex I

ANNEX II

FORM OF LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT, is made this May 9, 2013 (the “Joinder Agreement” or this “Agreement”), by and among [NEW LENDERS] (each, a “New Lender” and, collectively, the “New Lenders”), ENCORE CAPITAL GROUP, INC. a Delaware corporation (the “Borrower”), and SUNTRUST BANK, in its capacity as administrative agent (the “Administrative Agent”) under the Credit Agreement referenced below.

RECITALS:

WHEREAS, reference is hereby made to (i) the Amended and Restated Credit Agreement, dated as of November 5, 2012, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of the date hereof (as so amended, and as the same may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”) and the Administrative Agent and (ii) that certain Incremental Facility Agreement, dated as of the date hereof (the “Incremental Facility Agreement”), by and among the Borrower, the Lenders signatory thereto, each New Lender and the Administrative Agent. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Incremental Facilities with Additional Lenders who will become Lenders under the Credit Agreement by, among other things, entering into this Joinder Agreement; and

WHEREAS, each New Lender has agreed to provide Incremental Commitments (as defined in the Incremental Facility Agreement) pursuant to the Incremental Facility Agreement and to become a Lender for all purposes under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, each New Lenders agrees as follows:

1. Subject to the terms and conditions hereof and of the Credit Agreement, each of the New Lenders hereby agrees to become a “Lender” under the Credit Agreement with the Commitments as set forth in the Incremental Facility Agreement.

2. Each New Lender hereby (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and the Incremental Facility Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, (iii) irrevocably authorizes the Administrative Agent to take such action on its behalf under the Credit Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties thereunder as are specifically delegated to or required of the Administrative Agent by the terms thereof and such other powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender and (v) in the case any such Incremental Lender is a Foreign Lender, attaches the forms and/or certificates referred to in Section 2.20(g) of the Credit Agreement, certifying as to its entitlement as of the date hereof to a complete exemption from, or a reduction of, United States withholding taxes with respect to all payments to be made to it by the Borrower under the Credit Agreement and the other Loan Documents.

3. Each New Lender agrees to provide its Incremental Commitment as set forth in the Incremental Facility Agreement.

4. Each New Lender acknowledges and agrees that upon its execution of this Agreement and the provision of its Incremental Commitments, such New Lender shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

5. For purposes of Section 10.1 of the Credit Agreement, the initial notice address of each New Lender shall be as set forth below its signature below.

6. Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Incremental Commitments provided by each New Lender and any Loans funded thereunder in the Register.

7. This Agreement may not be amended, waived, supplemented or otherwise modified except (i) prior to the effectiveness of this Agreement, by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto, and (ii) upon and following the effectiveness of this Agreement, as provided by Section 10.2 of the Credit Agreement.

8. This Agreement, the Credit Agreement, the Incremental Facility Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

9. THIS AGREEMENT AND THE OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT, IN ANY EVENT, GIVING EFFECT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

10. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Lender Joinder Agreement as of the date first set forth above.

[NEW LENDER]

By:
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

[NEW LENDER]

By:
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

[NEW LENDER]

By:
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

[NEW LENDER]

By:
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

Agreed and Accepted as of the date first written above:

ENCORE CAPITAL GROUP, INC.

By:
Name:
Title:

Agreed and Accepted as of the date first written above:

SUNTRUST BANK, as Administrative Agent, Issuing Bank and Swingline Lender

By:
Name:
Title:

ANNEX III

OFFICER’S CERTIFICATE

May     , 2013

This Officer’s Certificate is being executed and delivered in connection with that certain Incremental Facility Agreement, dated as of the date hereof (the “Incremental Facility Agreement”) by and among Encore Capital Group, Inc. (the “Borrower”), each lender signatory thereto (each, an “Incremental Lender” and collectively, the “Incremental Lenders”) and SunTrust Bank, as administrative agent (the “Agent”) under that certain Amended and Restated Credit Agreement, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of the date hereof (as so amended, and as the same may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among the Borrower, the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), the Agent, in its capacity as administrative agent for the Lenders, as collateral agent for the Secured Parties, as issuing bank and as swingline lender and the other agents and arrangers party thereto, pursuant to which each Incremental Lender is willing to extend to the Borrower an Incremental Revolving Commitment and an Incremental DDTL Commitment. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned, a Responsible Officer of the Borrower, in such capacity and not individually, hereby certifies on behalf of the Borrower the following:

(a)	no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by the Incremental Facility Agreement;

(b)	the Borrower and its Subsidiaries are in pro forma compliance with each of the covenants set forth in Article VI of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter after giving effect to the Incremental Revolving Commitment and the Incremental DDTL Commitment to be provided by each Incremental Lender (assuming for such purpose that both the Incremental Revolving Commitment and the Incremental DDTL Commitment are fully drawn at such time) and attached hereto as Exhibit A are the calculations (in reasonable detail) demonstrating such compliance;

(c)	all of the conditions set forth in Section 3.2 of the Credit Agreement have been satisfied; and

(d)	attached hereto as Exhibit B is a true and correct copy of the resolutions of the Borrower which approve the incurrence of the Incremental Facility.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate to be effective as of the date first written above.

ENCORE CAPITAL GROUP, INC.

By:
Name:
Title:

[Signature Page to Officer’s Certificate]

EXHIBIT A

Covenant Compliance Calculations

EXHIBIT B

RESOLUTIONS

See attached.

EXHIBIT I

FORM OF NOTICE OF INCREMTAL TERM LOAN BORROWING

            , 2013

SunTrust Bank,

as Administrative Agent

for the Lenders referred to below

303 Peachtree Street, N.E.

Atlanta, Georgia 30308

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement dated as of November 5, 2012, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of the date hereof (as so amended, and as the same may be further amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc., a Delaware corporation (the “Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), SunTrust Bank, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), as collateral agent for the Secured Parties, as issuing bank and as swingline lender and the other agents and arrangers party thereto. Capitalized terms used herein but not defined herein shall have the meaning assigned to such terms in the Credit Agreement. This notice constitutes a Notice of Incremental Term Loan Borrowing, and the Borrower hereby requests a Borrowing of Incremental Term Loans under the Credit Agreement, and in that connection the Borrower hereby specifies the following information with respect to such Borrowing requested hereby1:

A.	The aggregate amount of the proposed Borrowing is $ .

B.	The Business Day of the proposed Borrowing is , 2013.

C.	The Borrowing is to be comprised of [Eurodollar]/[Base Rate][2] Loans.

D.	[The duration of the Interest Period for the Eurodollar Loans included in the Borrowing shall be [—] months.][3]

[1]	Notice must be provided in writing (or by telephone promptly confirmed in writing) prior to 11:00am Eastern Time (x) 1 Business Day prior to the date of any proposed Base Rate Borrowing or (y) 3 Business Days prior to the date of the proposed Eurodollar Borrowing.
[2]	Select one.
[3]	Include Section D when requesting Eurodollar Loans only. May be 1, 2, 3, or 6 months and shall end no later than the date that is six months following the date specified in Section B above.

EXHIBIT I

E.	The proceeds of the proposed Borrowing shall be distributed in accordance with the following wiring instructions:

Bank Name:
ABA:
Acct Name:
Acct #:
Ref:
Attn:

The Borrower hereby represents and warrants that the conditions specified in paragraphs (a), (b), (c) and (d) of Section 3.2 of the Credit Agreement are satisfied.

[Signature Page Follows]

EXHIBIT I

Very truly yours,

ENCORE CAPITAL GROUP, INC., as Borrower

By:
Name:
Title:

EXHIBIT I